AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
LEGACY PLUS
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED NOVEMBER 22, 1999
TO
PROSPECTUS
DATED APRIL 30, 1999 AS SUPPLEMENTED MAY 3, 1999

Effective November 18, 1999, the Royce Total Return Portfolio, a mutual fund which provides underlying investments for an investment option of Legacy Plus, suspended all sales of its shares. As a result, effective the same date, you will no longer be able to direct premium payments or transfers into the investment option that is funded by the Royce Total Return Portfolio.